SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported)  May 25, 2000


                      DOCUCON INCORPORATED
     (Exact name of registrant as specified in its charter)
                    --------------------------
________________________________________________________________

      Delaware                1-10185              74-2418590
--------------------  -----------------------  -----------------
  (State or other        (Commission File        (IRS Employer
  jurisdiction of             Number)            Identification
   incorporation)                                     No.)
________________________________________________________________

                140 E. Houston Street, Suite 200
                    San Antonio, Texas 78205
       (Address of principal executive offices) (Zip Code)
________________________________________________________________

Registrant's telephone number, including area code  (210)225-5000



             20 Valley Stream Parkway, Suite 140
                   Malvern, Pennsylvania 19355
           -----------------------------------------
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On May 25, 2000, Docucon, Incorporated (the "Registrant") completed the sale of substantially all of its operating assets and certain liabilities and obligations (the "Sale") to Bunt Acquisition Corporation, a Delaware corporation and wholly owned
subsidiary of Tab Products Co. (the "Buyer").   The  Sale  was
consummated in accordance with the terms of that certain Asset Purchase Agreement dated as of March 7, 2000 (the "Agreement"). A copy of the Agreement has been incorporated herein by reference.

     Under the Agreement, the consideration paid to the Registrant in connection with the Sale was approximately $2,800,000, and the liabilities and obligations assumed by Buyer were valued at about $2,300,000. The purchase price is subject to adjustments thirty
(30) days after the closing based on the total net value of the assets sold, as set forth in a closing balance sheet.

     The total consideration paid in the Sale was determined through arm's length negotiations between the parties. Neither the Registrant nor any of its affiliates had, nor to the knowledge of the Registrant did any director or officer, or any associated of any such director or officer of the Registrant, have any material relationship with the Buyer.

Item 5.  Other Events

     On June 9, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENT OF BUSINESSES ACQUIRED.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     As indicated above, the Registrant has consummated the Sale of all of its operating assets. Accordingly, the Registrant's historical financial position and results of operations are irrelevant to the Registrant's future prospects, if any. As such, the pro forma financial information required by this Item has not been included herewith.

     (c)  EXHIBITS.

Exhibit No. Description
----------- -----------
   2.1 Asset Purchase Agreement, dated as March 7, 2000, by and among Tab Products Co., a Delaware corporation ("Parent"), and Bunt Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent, on the one hand, and Docucon, Incorporated, a Delaware corporation, on the other hand. (Incorporated by reference from Exhibit 2.1 to current Report on Form 8-K filed by the Parent on June 9, 2000)

  99.1      Registrant press release dated June 9, 2000

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DOCUCON INCORPORATED


Date: June 9, 2000             By: /s/ ROBERT W. SCHWARTZ
                                  ------------------------------
                                  Robert W. Schwartz, President
                                  and CEO

                          EXHIBIT INDEX
                         ---------------

Exhibit No. Description
----------- -----------
  2.1 Asset Purchase Agreement, dated as March 7, 2000, by and among Tab Products Co., a Delaware corporation ("Parent"), and Bunt Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent, on the one hand, and Docucon, Incorporated, a Delaware corporation, on the other hand. (Incorporated by reference from Exhibit 2.1 to current Report on Form 8-K filed by the Parent on June 9, 2000)

 99.1       Registrant press release dated June 9, 2000